Exhibit 99.1

FOR IMMEDIATE RELEASE

1347 PROPERTY INSURANCE HOLDINGS, INC. ANNOUNCES UNDERWRITERS’ EXERCISE OF OVER-ALLOTMENT OPTION

Tampa, FL – June 11, 2014 – 1347 Property Insurance Holdings, Inc. (NASDAQ:PIH) (“PIH” or the “Company”), a property and casualty insurance holding company offering homeowners’ and dwelling insurance to individuals in Louisiana through its wholly-owned subsidiary Maison Insurance Company, today announced that the underwriters of its previously announced underwritten public offering of 2,500,000 shares of its common stock have exercised in full their option to purchase an additional 375,000 shares of common stock from the Company at $8.00 per share to cover over-allotments, bringing total gross proceeds from this offering to $23,000,000 before deducting underwriting discounts and commissions and other offering expenses payable by the Company. The offering is expected to close on or about June 13th, 2014, subject to customary closing conditions.

Aegis Capital Corp is acting as sole book-running manager for the offering.

EarlyBirdCapital, Inc. is acting as a co-manager for the offering.

A registration statement on Form S-1 relating to this offering was declared effective by the Securities and Exchange Commission on June 10th, 2014. This offering was made only by means of a prospectus. Copies of the prospectus relating to this offering may be obtained by contacting Aegis Capital Corp, Prospectus Department, 810 Seventh Avenue, 18th Floor, New York, NY 10019, telephone: 212-813-1010, e-mail: prospectus@aegiscap.com. Copies of the registration statement can be accessed through the SEC’s website at www.sec.gov.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Cautionary Statement Regarding Forward-Looking Statements

This press release includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are not historical facts, and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. Words such as "expects", "believes", "anticipates", "intends", "estimates", "seeks" and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements relate to future events or future performance, but reflect Company management's current beliefs, based on information currently available. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the section entitled "Risk Factors" in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2014. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

1347 Property Insurance Holdings, Inc.	Page 2
June 11, 2014

About 1347 Property Insurance Holdings, Inc.

1347 Property Insurance Holdings, Inc. is a property and casualty insurance holding company incorporated in Delaware. In December 2012, the Company began providing property and casualty insurance to individuals in Louisiana through its wholly-owned subsidiary Maison Insurance Company. The Company’s insurance offerings currently include homeowners’ insurance, manufactured home insurance and dwelling fire insurance.

CONTACT:	-OR-	INVESTOR RELATIONS:
1347 Property Insurance Holdings, Inc.		The Equity Group Inc.
Douglas N. Raucy		Adam Prior
Chief Executive Officer		Senior Vice President
(225) 361-8747 / draucy@maisonins.com		(212) 836-9606 / aprior@equityny.com